[front cover]
                                   J.P. MORGAN
                             INSTITUTIONAL TAX AWARE
                             DISCIPLINED EQUITY FUND
                              [jp morgan logo]
                                 Annual Report
                               October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    The J.P. Morgan Institutional Tax Aware Disciplined Equity Fund provided a total return of 4.54% for the year ended October 31, 2000.

    The Fund underperformed its benchmark, the Standard & Poor's 500 Index, and peer group, the Lipper Large-Cap Core Funds Average, which returned 6.09% and 9.71%, respectively, for the same time period.

    The Fund's net asset value on October 31, 2000 was $18.87 per share, increasing from $18.19 after distributions of over $0.14 per share in ordinary income over the 12-month period. The Fund's net assets rose to more than $477 million on October 31, 2000. In keeping with the Fund's tax-aware investment objective, there were no distributions from short-term or long-term capital gains during the year.

    This report includes an interview with Robin Chance, the lead portfolio manager of the J.P. Morgan Institutional Tax Aware Disciplined Equity Fund. Robin discusses the U.S. equity market in detail, and explains the factors that influenced fund performance during the year. Robin also provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at 800-766-7722.

/signature/                             /signature/

Sincerely yours,
Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Manager Q&A                                                      3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance record. One way is to look at the growth of a hypothetical investment of $3,000,000 (the minimum investment in the Fund). The chart at the right shows that $3,000,000 invested on January 31, 1997* would have grown to $5,806,852 on October 31, 2000.
    Another way is to review a fund's average annual total return. This calculation takes the fund's actual (or cumulative) return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically one, five, or ten years (or since inception).

GROWTH OF $3,000,000 SINCE FUND INCEPTION*
January 31, 1997-October 31, 2000

[data from line chart]

J.P. Morgan Institutional Tax Aware Disciplined Equity Fund           $5,806,852
S&P 500 Index**                                                       $5,754,495
Lipper Large-Cap Core Funds Average                                   $5,552,687

PERFORMANCE

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                ---------------------------------
                                              ONE                   THREE                SINCE
                                             YEAR                   YEARS             INCEPTION*
AS OF OCTOBER 31, 2000
J.P. Morgan Institutional
   Tax Aware Disciplined Equity Fund         4.54%                 17.13%               19.26%
S&P 500 Index**                              6.09%                 17.60%               18.97%
Lipper Large-Cap Core Funds Average          9.71%                 16.74%               17.29%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Institutional
   Tax Aware Disciplined Equity Fund        10.01%                 15.88%               19.82%
S&P 500 Index**                             13.28%                 16.44%               19.58%
Lipper Large-Cap Core Funds Average         17.80%                 15.85%               18.22%

* The Fund commenced operations on January 30, 1997, and has provided an average annual total return of 19.26% from that date through October 31, 2000. For the purpose of comparison, the "since inception" returns are calculated from January 31, 1997, the first date when data for the Fund's benchmark and its Lipper category average were all available.

** The S&P 500 Index is an unmanaged index that measures U.S. Stock market performance using the average performance of 500 widely held stocks.
It does not include fees or operating expenses and is not available for actual investment.

   Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions, and reflect reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Robin Chance]

    The following is an interview with Robin Chance, vice president and member of the portfolio management team for the Tax Aware Disciplined Equity Fund. A J.P. Morgan Investment Management employee for the past 13 years, Robin is responsible for the tax aware structured equity strategies in the Structured Equity Group. She has also developed portfolio construction algorithms used to rebalance structured equity portfolios. Robin holds a B.S. in computer science and finance from the University of Pennsylvania, and an M.B.A. from New York University's Stern School of Business. She is also the holder of a CFA designation. This interview was conducted on November 15, 2000, and reflects Robin's views on that date.

WHAT FACTORS DOMINATED U.S. EQUITY MARKETS THIS PAST YEAR?

    A cornucopia of notable developments and events impacted equities and contributed to stock market volatility during the course of the year.

    Topping the list would be the rise and fall of the Nasdaq. Fueled by enormous enthusiasm for companies in the technology-media-telecommunications
(TMT) sectors, the tech-heavy Nasdaq greatly outperformed all other equity markets during the fourth quarter of 1999 and the beginning of 2000. In the early spring, however, investors grew increasingly concerned about the ability of TMTs to grow in what was expected to be a slowing U.S. and global economy. A massive sell-off in TMT shares ensued, injecting substantial volatility into the market that persisted, in fits and starts, through the end of this reporting period.

    The Federal Reserve's continued effort to slow the U.S. economy was another dominant investment theme. The Fed increased rates by 100 basis points (1.0%) during 1999, and added another 75 basis points (0.75%) through May of 2000. These hikes appeared to accomplish their objective, and in late spring, the economy began to show definitive signs of slowing.

    Other notable events that impacted stock market performance included the dramatic decline of the euro against the U.S. dollar, which hurt the earnings prospects of large multi-nationals. In addition, a dramatic rise in energy prices threatened to accelerate inflation. I would also add the unprecedented increase in stock specific risk, as investors grew increasingly unwilling to tolerate anything less than positive earnings surprises. These events created a challenging environment for stock selection during the past 12 months.

WHAT SPECIFICALLY AFFECTED FUND PERFORMANCE DURING THE FISCAL PERIOD?

    Most of the Fund's underperformance was due to our being underweight capital markets and overweight the rest of financial sector during the end of 1999 and the beginning of 2000. As short-term rates began to rise, finance companies and banks, which depend on traditional lending revenues, were hit hard by investors who anticipated future earnings shortfalls. Unfortunately, we held some of these issues during their price decline. We were also not able to benefit as much as we would have liked from capital markets' stocks, which we were underweight. These stocks boomed in line with the fees earned from the flood of Internet-related IPOs that went to market during 1999 and early 2000.

    Beyond this, we experienced some underperformance in the hardware and semiconductor sectors by not owning Corning and Qualcomm during their meteoric, TMT-inspired rise late last year. Such companies appeared to be overvalued, even after accounting for their potential growth. Mindful of the risk this presented, we elected not to own them, an opinion not shared, at least initially, by much of the investment community. We were also impacted by an overweight position in Lucent, which suffered from a string of disappointing earnings announcements, the firing of its CEO, and increasing competition in the optical market.

    I would also note that we were able to use losses to offset gains, thereby minimizing capital gains distributions for the year.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT HELPED PERFORMANCE THE MOST?

    The greatest contribution to relative returns came from the pharmaceutical sector. Rapidly growing mid-cap stocks such Alza, Human Genome Sciences, and Forest Labs led the way. These companies appreciated due to very strong and positive corporate developments and earnings momentum. We also benefited from our holdings in Pharmacia Corp. and Monsanto. During this period, Pharmacia bought Monsanto, which created a powerhouse pharmaceutical company with significant earnings momentum going forward.

    We also did well in the Consumer Staples sector. Our overweighting of Philip Morris, for example, was the single greatest contributor to performance. This stock benefited from solid earnings, an announcement that it would spin off its food business in an IPO, and other positive news.

HOW ARE YOU ADDRESSING STOCK MARKET VOLATILITY GOING FORWARD?

    Our mission was, and is, to add excess return in a risk-controlled manner. In this regard, we adjusted some of our investment processes so that we are better able to find promising opportunities in a volatile stock market environment.

    One of these adjustments is the implementation of new sector mapping guidelines. These will enable us to be more sector neutral than we have been in the recent past. For example, we have broken down the Finance sector into two new sectors: Finance and Capital Markets. We did this because these two sub-sectors no longer trade alike, and we wanted to better allocate our positions in light of changing industry dynamics. This reallocation occurred just in time for us to benefit from consolidation in the industry. For similar reasons, and because it had become such a large weighting in the portfolio, we also divided the Technology sector into three sub-sectors: Hardware, Semiconductors and Software.

    Aside from this, we've acted to limit the impact of momentum investing on the portfolio. Positive momentum stocks, especially in the TMT sectors, moved the market significantly last year. Our slightly negative bias against positive momentum during this period ended up detracting from performance. In response, we've re-reduced this bias and moved to a more neutral position.

WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

    Our core belief is that a soft landing will be achieved early next year, and that the Fed will move to ease interest rates and re-invigorate the economy. The Fed won't do so, however, until there are definitive signs that inflation has been contained; signs we won't likely see until a few months down the road.

    In the meantime, we expect that the stock market will continue to be volatile, which requires very careful stock selection in order to achieve excess returns. With our proven research capabilities and improved management practices, we believe that we can meet whatever challenges the marketplace throws our way.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Institutional Tax Aware Disciplined Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The Fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The Fund invests primarily in the common stocks of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
    Inception Date:  1/30/1997
--------------------------------------------------------------------------------
    Fund Net Assets
      as of 10/31/2000:  $477,555,571
--------------------------------------------------------------------------------
    Dividend Payable Date:  12/20/2000
--------------------------------------------------------------------------------
    Capital Gain Payable Date
      (if applicable):  12/20/2000

EXPENSE RATIO

    The Fund's current annualized expense ratio of 0.55% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees; however, shares held less than one year, prior to July 30, 2000, may have been subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the Fund. Fund redemption fees are waived when shares worth over $500,000 are redeemed in kind from the Fund. Shareholders owning more than 5% of the Fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investments.)

[data from pie chart]

Finance                              14.3%
Industrial Cyclical                  10.1%
Software & Services                   9.2%
Computer Hardware                     9.0%
Pharmaceuticals                       8.8%
Energy                                6.5%
Telecommunications                    6.3%
Semiconductors                        5.9%
Consumer Stable                       5.6%
Retail                                5.1%
Consumer Services                     3.7%
Insurance                             3.7%
Consumer Cyclical                     3.1%
Health Services & Systems             3.1%
Capital Markets                       2.9%
Utilities                             2.7%

LARGEST EQUITY                           % OF TOTAL
HOLDINGS                                INVESTMENTS

General Electric Co. (U.S.)                4.7%
Microsoft Corp.                            3.3%
Cisco Systems Inc.                         3.2%
Exxon Mobil Corp.                          2.8%
Intel Corp.                                2.6%
Citigroup Inc.                             2.3%
Pfizer, Inc.                               2.0%
Merck & Co., Inc.                          1.8%
Phillip Morris Companies, Inc.             1.7%
Wal-Mart Stores, Inc.                      1.6%

Distributed by Funds Distributor, Inc. J.P. Morgan Investment Management Inc. serves as investment advisor. Shares of the Fund are not insured by the FDIC, are not bank deposits or other obligations of the financial institution and are not guaranteed by the financial institution. Shares of the Fund are subject to investment risk, including possible loss of the principal invested. Return and share price will fluctuate and redemption value may be more or less than original cost.

Opinions expressed herein are based on current market conditions and are subject to change without notice.

Call J.P. Morgan Funds Services at (800) 766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read the prospectus carefully before investing.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND -
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.0%
CAPITAL MARKETS - 2.9%
SECURITIES & ASSET MANAGEMENT - 2.9%
    24,700  Edwards (A.G.), Inc.                                 $       1,253,525
    28,300  Franklin Resources, Inc.                                     1,212,372
    10,800  Goldman Sachs Group, Inc. (The)                              1,077,975
    36,400  John Hancock Financial Services, Inc.(+)                     1,151,150
    10,500  Lehman Brothers Holdings Inc.                                  677,250
    42,200  Merrill Lynch & Co., Inc.                                    2,954,000
    42,300  Morgan Stanley Dean Witter & Co.                             3,397,219
    35,602  Schwab (Charles) Corp.                                       1,250,520
    39,100  TD Waterhouse Group, Inc.(+)                                   647,594
                                                                 -----------------
                                                                        13,621,605
                                                                 -----------------
COMPUTER HARDWARE - 9.0%
COMPUTER HARDWARE & BUSINESS MACHINES - 9.0%
     8,233  Avaya Inc.(+)                                                  110,631
   284,400  Cisco Systems Inc.(+)                                       15,322,049
    84,400  Compaq Computer Corp.                                        2,566,604
   112,700  Dell Computer Corp.(+)                                       3,324,650
    80,200  EMC Corp. (Mass.)(+)                                         7,142,813
     7,500  Gateway Inc.(+)                                                387,075
    86,200  Hewlett-Packard Co.                                          4,002,913
    10,200  Network Appliances, Inc.(+)                                  1,213,800
    10,177  Palm Inc(+)                                                    545,106
    17,100  Quantum Corporation - DLT & Storage
                     Systems(+)                                            256,500
    10,300  Seagate Technology, Inc.(+)                                    719,713
    67,000  Sun Microsystems, Inc.(+)                                    7,428,624
                                                                 -----------------
                                                                        43,020,478
                                                                 -----------------
CONSUMER CYCLICAL - 3.1%
AIRLINES - 0.3%
    19,700  AMR Corp.(+)                                                   645,175
    28,100  Southwest Airlines Co.                                         800,850
                                                                 -----------------
                                                                         1,446,025
                                                                 -----------------
APPAREL & TEXTILES - 0.3%
    37,300  Jones Apparel Group, Inc.(+)                                 1,037,406
     8,200  NIKE, Inc.                                                     327,488
                                                                 -----------------
                                                                         1,364,894
                                                                 -----------------
HOTELS - 0.5%
    39,600  Marriott International, Inc.                                 1,603,800
    32,200  Starwood Hotels & Resorts Worldwide, Inc.                      953,925
                                                                 -----------------
                                                                         2,557,725
                                                                 -----------------
MOTOR VEHICLES & PARTS - 1.7%
    25,200  Dana Corp.                                                     559,125
   106,800  Delphi Automotive Systems                                    1,675,425
    21,790  Ford Motor Company                                             569,264

SHARES                                                             VALUE
--------------------------------------------------------------------------------

    51,600  General Motors Corp.                                   $       3,205,650
    27,600  Johnson Controls, Inc.                                         1,645,650
                                                                   -----------------
                                                                           7,655,114
                                                                   -----------------
PUBLISHING - 0.3%
    13,000  Knight-Ridder, Inc.                                              653,250
    26,300  New York Times Co. (The) Cl A                                    966,525
                                                                   -----------------
                                                                           1,619,775
                                                                   -----------------
RESTAURANTS - 0.0%(Z)
    7,100  McDonald's Corp.                                                  220,100
                                                                   -----------------
                                                                          14,863,633
                                                                   -----------------
CONSUMER SERVICES - 3.7%
ENTERTAINMENT - 1.1%
    36,500  Disney (Walt) Co.                                              1,307,156
    16,300  Seagram Co. Ltd. (The)(i)                                        931,138
    50,900  Viacom, Inc. Cl B(+)                                           2,894,938
                                                                   -----------------
                                                                           5,133,232
                                                                   -----------------
LEISURE - 0.4%
    16,600  Eastman Kodak Co.                                                744,925
    51,000  Hasbro, Inc.                                                     548,250
    15,454  International Game Technology(+)                                 566,003
                                                                   -----------------
                                                                           1,859,178
                                                                   -----------------
MEDIA - 2.2%
     3,264  AT&T Corp. - Liberty Media Group Cl A(+)                          58,752
    91,300  Comcast Corp. Cl A(+)                                          3,720,475
     4,800  Fox Entertainment Group, Inc. Cl A(+)                            103,200
    25,400  Gannett Co., Inc.                                              1,473,200
    68,700  Time Warner Inc.                                               5,215,016
                                                                   -----------------
                                                                          10,570,643
                                                                   -----------------
                                                                          17,563,053
                                                                   -----------------
CONSUMER STABLE - 5.6%
FOOD & BEVERAGE - 2.2%
    80,700  Coca-Cola Company (The)                                        4,872,262
    19,200  Heinz (H.J.) Co.                                                 805,200
    17,900  Kellogg Co.                                                      454,213
    21,600  PepsiCo, Inc.                                                  1,046,250
    15,400  Quaker Oats Co. (The)                                          1,256,063
    28,733  Unilever N.V. New York Shares (i)                              1,459,996
                                                                   -----------------
                                                                           9,893,984
                                                                   -----------------
HOME PRODUCTS - 1.7%
    14,000  Clorox Company                                                   624,750
    16,700  Estee Lauder Companies, Inc.                                     775,506
    67,100  Gillette Company                                               2,340,113
    64,100  Procter & Gamble Co. (The)                                     4,579,143
                                                                   -----------------
                                                                           8,319,512
                                                                   -----------------
TOBACCO - 1.7%
   227,300  Philip Morris Companies Inc.                                  8,324,862
                                                                   ----------------
                                                                         26,538,358
                                                                  -----------------

    The Accompanying Notes are an Integral Part of the Financial Statements.
6

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND -
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
ENERGY - 6.5%
ENERGY RESERVES & PRODUCTION - 5.7%
     8,100  Anadarko Petroleum Corp.                           $       518,805
     3,100  Apache Corp.                                               171,469
    60,400  Chevron Corp.                                            4,960,350
     4,000  Devon Energy Corporation                                   201,600
    12,100  Enron Corp.                                                992,956
   150,104  Exxon Mobil Corp.                                       13,387,400
   103,100  Royal Dutch Petroleum Co.
                     New York Shares ADR(i)                          6,121,562
       900  Unocal Corp.                                                30,713
    15,500  Williams Companies, Inc. (The)                             648,094
                                                               ---------------
                                                                    27,032,949
                                                               ---------------
OIL REFINING - 0.4%
    34,200  Texaco Inc.                                              2,019,938
                                                               ---------------
OIL SERVICES - 0.4%
    19,800  Baker Hughes Inc.                                          680,625
     4,700  Cooper Cameron Corp.(+)                                    256,150
     4,700  Diamond Offshore Drilling, Inc.                            162,444
     1,400  Ensco International Inc.                                    46,550
    25,000  Global Marine Inc.(+)                                      662,500
     1,200  Halliburton Co.                                             44,475
     1,000  Schlumberger Ltd.(+)                                        76,125
                                                               ---------------
                                                                     1,928,869
                                                               ---------------
                                                                    30,981,756
                                                               ---------------
FINANCE - 14.3%
BANKS - 5.7%
     4,900  Amsouth Bancorporation                                      68,294
    63,173  Bank of America Corp.                                    3,036,252
    26,900  Bank One Corp.                                             981,850
     7,800  Banknorth Group Inc.                                       141,375
   205,666  Citigroup Inc.                                          10,823,172
     5,300  First Tennessee National Corp.                             121,900
    11,780  First Union Corp.                                          357,081
    50,900  KeyCorp                                                  1,256,594
     6,500  Marshall & Ilsley Corp.                                    294,531
    41,200  National Commerce Bancorporation                           875,500
    38,200  PNC Bank Corp.                                           2,554,625
     7,800  Regions Financial Corp.                                    183,788
    32,300  SouthTrust Corp.                                         1,045,713
    32,900  Summit Bancorp                                           1,233,750
    10,600  SunTrust Banks, Inc.                                       517,413
   153,400  U.S. Bancorp                                             3,710,362
                                                               ---------------
                                                                    27,202,200
                                                               ---------------
FINANCIAL SERVICES - 7.7%
     6,800  AON Corp.                                                  281,775
    39,100  Associates First Capital Corp.                           1,451,588
    17,400  Capital One Financial Corp.                              1,098,375
    79,500  Cendant Corp.(+)                                           954,000
    62,200  CIT Group Inc.                                           1,084,613

SHARES                                                             VALUE
--------------------------------------------------------------------------------


     4,200  Countrywide Credit Industries, Inc.                   $    157,238
    45,800  Fannie Mae                                               3,526,599
    25,900  Federal Home Loan Mortgage Corp.                         1,554,000
   405,600  General Electric Co. (U.S.)                             22,231,949
     4,000  Marsh & McLennan Companies, Inc.                           523,000
    37,700  MBNA Corp.                                               1,416,106
    22,400  Providian Financial Corp.                                2,329,600
                                                               ---------------
                                                                    36,608,843
                                                               ---------------
THRIFTS - 0.9%
    50,800  Dime Bancorp, Inc.                                        1,241,425
    74,200  GreenPoint Financial Corp.                                2,207,450
    21,980  Washington Mutual, Inc.                                     967,120
                                                               ----------------
                                                                      4,415,995
                                                               ----------------
                                                                     68,227,038
                                                               ----------------
HEALTH SERVICES & SYSTEMS - 3.1%
MEDICAL PRODUCTS & SUPPLIES - 2.3%
    41,400  Abbott Laboratories                                       2,186,438
    33,200  Bard (C.R.), Inc.                                         1,390,250
     7,400  Baxter International, Inc.                                  608,188
     8,400  Becton Dickinson & Co.                                      281,400
    11,400  Boston Scientific Corp.(+)                                  181,688
    11,800  Guidant Corp.(+)                                            624,663
    39,100  Johnson & Johnson                                         3,602,087
    28,100  Medtronic, Inc.                                           1,526,181
     8,400  St. Jude Medical, Inc.(+)                                   462,000
                                                              -----------------
                                                                     10,862,895
                                                              -----------------
MEDICAL PROVIDERS & SERVICES - 0.8%
    25,100  HCA - The Healthcare Co.                                  1,002,431
    70,600  Tenet Healthcare Corp.(+)                                 2,775,462
                                                              -----------------
                                                                      3,777,893
                                                              -----------------
                                                                     14,640,788
                                                              -----------------
INDUSTRIAL CYCLICAL - 10.1%
CHEMICALS - 1.2%
    31,600  Air Products & Chemicals, Inc.                            1,179,075
    36,300  Dow Chemical Co.                                          1,111,688
    11,300  PPG Industries, Inc.                                        504,263
    15,600  Praxair, Inc.                                               581,100
    33,200  Rohm and Haas Co.                                           998,075
    35,700  Union Carbide Corp.                                       1,535,100
                                                              -----------------
                                                                      5,909,301
                                                              -----------------
DEFENSE/AEROSPACE - 1.2%
    42,400  Boeing Co.                                                2,875,250
    14,608  Goodrich (B.F.) Company (The)                               598,015
    41,800  Honeywell Inc.                                            2,249,363
                                                              -----------------
                                                                      5,722,628
                                                              -----------------
ELECTRICAL EQUIPMENT - 3.9%
    15,217  Agilent Technologies, Inc.(+)                               704,737
    37,700  Corning Inc.                                              2,884,049
    12,000  Eaton Corp.                                                816,750

The Accompanying Notes are an Integral Part of the Financial Statements.
  7

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND -
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
    14,400  Level 3 Communications, Inc.(+)                    $       686,700
   134,800  Lucent Technologies Inc.                                 3,142,524
    57,800  Motorola, Inc.                                           1,441,388
   126,900  Nortel Networks Corp.                                    5,773,949
    25,800  QUALCOMM Inc.(+)                                         1,679,822
    25,800  Tellabs, Inc.(+)                                         1,288,388
                                                               ---------------
                                                                    18,418,307
                                                               ---------------
FOREST PRODUCTS & PAPER - 0.7%
    18,300  Fort James Corp.                                           602,756
    19,800  International Paper Co.(+)                                 725,175
    18,400  Kimberly-Clark Corp.                                     1,214,400
    11,000  Smurfit-Stone Container Corp.(+)                           148,500
    13,500  Temple-Inland Inc.                                         604,125
                                                               ---------------
                                                                     3,294,956
                                                               ---------------
HEAVY ELECTRICAL EQUIPMENT - 0.6%
    49,900  Cooper Industries, Inc.                                  1,908,675
    11,700  Emerson Electric Co.                                       859,219
                                                               ---------------
                                                                     2,767,894
                                                               ---------------
INDUSTRIAL PARTS - 1.3%
     6,700  Caterpillar Inc.                                           234,919
       600  Ingersoll-Rand Co.                                          22,650
    12,600  ITT Industries, Inc.                                       410,288
     6,200  Parker-Hannifin Corp.                                      256,525
    75,204  Tyco International Ltd.(i)                               4,263,126
    16,400  United Technologies Corp.                                1,144,925
                                                               ---------------
                                                                     6,332,433
                                                               ---------------
MINING & METALS - 0.5%
    71,940  Alcoa Inc.                                               2,063,779
    18,900  Allegheny Technologies Inc.                                382,725
                                                               ---------------
                                                                     2,446,504
                                                               ---------------
RAILROADS - 0.5%
    21,700  Burlington Northern Santa Fe Corp.                         576,406
     9,500  Norfolk Southern Corp.                                     134,188
    37,400  Union Pacific Corp.                                      1,753,125
                                                               ---------------
                                                                     2,463,719
                                                               ---------------
TRUCKING & SHIPPING & AIR FREIGHT - 0.2%
     8,500  C.H. Robinson Worldwide, Inc.                              464,844
     6,400  FedEx Corp.(+)                                             299,904
                                                               ---------------
                                                                       764,748
                                                               ---------------
                                                                    48,120,490
                                                               ---------------
INSURANCE - 3.7%
LIFE & HEALTH INSURANCE - 1.4%
     2,100  Aetna Inc.                                                 121,406
    15,800  Aflac Inc.                                               1,154,388
     1,900  American General Corp.                                     152,950
    19,000  CIGNA Corp.                                              2,317,050
    19,800  Lincoln National Corp.                                     957,825
    31,000  MetLife, Inc.(+)                                           856,375
    26,800  Torchmark Corp.                                            892,775
                                                               ---------------
                                                                     6,452,769
                                                               ---------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE - 2.3%
    41,300  Allstate Corp.                                      $    1,662,325
    28,600  Ambac Financial Group, Inc.                              2,282,638
    49,425  American International Group, Inc.                       4,843,650
    21,200  Hartford Financial Services Group Inc. (The)             1,578,075
    13,500  MBIA Inc.                                                  981,281
                                                                --------------
                                                                    11,347,969
                                                                --------------
                                                                    17,800,738
                                                                --------------
PHARMACEUTICALS - 8.8%
DRUGS - 8.8%
    15,900  Alza Corp.(+)                                            1,286,906
    44,800  American Home Products Corp.                             2,844,800
    29,700  Amgen Inc.(+)                                            1,720,744
    71,000  Bristol-Myers Squibb Co.                                 4,326,563
     2,000  Forest Laboratories, Inc. Cl A(+)                          265,000
     3,800  Genzyme Corp.(+)                                           269,800
     4,600  Human Genome Sciences, Inc.(+)                             406,597
     2,000  Incyte Pharmaceuticals, Inc.(+)                             73,250
    45,700  Lilly (Eli) & Co.                                        4,084,438
    94,700  Merck & Co., Inc.                                        8,517,080
     1,000  PE Corp-PE Biosystems Group                                117,000
   219,448  Pfizer, Inc.                                             9,477,410
    80,261  Pharmacia Corp.                                          4,414,355
    80,200  Schering-Plough Corp.                                    4,145,338
     3,000  Vertex Pharmaceuticals, Inc.(+)                            279,328
                                                               ---------------
                                                                    42,228,609
                                                               ---------------
RETAIL - 5.1%
CLOTHING STORES - 1.0%
    50,200  Gap, Inc. (The)                                          1,295,788
    56,800  Limited, Inc. (The)                                      1,434,200
    72,200  TJX Companies, Inc. (The)                                1,967,449
                                                               ---------------
                                                                     4,697,437
                                                               ---------------
DEPARTMENT STORES - 2.4%
     3,900  Costco Companies, Inc.(+)                                  142,838
    17,400  Federated Department Stores, Inc.(+)                       566,588
     1,200  Kohl's Corp.(+)                                             65,025
    23,450  May Department Stores Co. (The)                            615,563
    72,200  Target Corp.                                             1,994,524
   173,700  Wal-Mart Stores, Inc.                                    7,881,637
                                                               ---------------
                                                                    11,266,175
                                                               ---------------
GROCERY STORES - 0.4%
     3,000  Albertson's Inc.                                            71,063
    39,200  Kroger Co. (The)(+)                                        884,450
    20,200  Safeway Inc.(+)                                          1,104,688
                                                               ---------------
                                                                     2,060,201
                                                               ---------------
SPECIALTY STORES - 1.3%
    34,900  Best Buy Co., Inc.(+)                                    1,751,544
     7,100  Grainger (W.W.), Inc.                                      226,756
    88,600  Home Depot, Inc.                                         3,809,799
    14,100  Lowe's Companies, Inc.                                     644,194
                                                               ---------------
                                                                     6,432,293
                                                               ---------------
                                                                    24,456,106
                                                               ---------------

    The Accompanying Notes are an Integral Part of the Financial Statements.
8

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND -
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS - 5.9%
SEMICONDUCTOR - 5.9%
    24,500  Altera Corp.(+)                                  $       1,002,969
    12,100  Analog Devices, Inc.(+)                                    786,500
    41,800  Applied Materials, Inc.(+)                               2,220,625
     5,800  Broadcom Corp.(+)                                        1,289,775
     4,600  Cypress Semiconductor Corp.(+)                             172,213
   274,900  Intel Corp.                                             12,370,499
    45,400  JDS Uniphase Corp.(+)                                    3,697,263
    15,800  Lattice Semiconductor Corp.(+)                             461,163
     4,100  Linear Technology Corp.                                    264,706
    27,500  Micron Technology, Inc.(+)                                 955,625
    18,900  National Semiconductor Corp.(+)                            491,400
       800  PMC-Sierra, Inc.(+)                                        135,600
    72,800  Texas Instruments Inc.                                   3,571,750
    13,600  Xilinx, Inc.(+)                                            985,150
                                                             -----------------
                                                                    28,405,238
                                                             -----------------
SOFTWARE & SERVICES - 9.2%
COMPUTER SOFTWARE - 7.7%
    10,000  Adobe Systems Inc.                                         760,625
     3,100  BEA Systems, Inc.(+)                                       222,425
    64,900  International Business Machines Corp.                    6,392,650
   226,900  Microsoft Corp.(+)                                      15,627,737
    18,500  NCR Corp.(+)                                               797,813
    12,500  Network Associates Inc.(+)                                 240,625
   219,700  Oracle Corp.(+)                                          7,250,099
    14,000  Parametric Technology Corp.(+)                             172,375
    16,800  Siebel Systems, Inc.(+)                                  1,762,950
    12,300  Symantec Corp.(+)                                          480,469
     2,400  TIBCO Software Inc.(+)                                     151,200
    17,700  Veritas Software Corp.(+)                                2,495,977
                                                             -----------------
                                                                    36,354,945
                                                             -----------------
INFORMATION SERVICES - 0.5%
    27,600  Automatic Data Processing, Inc.                          1,802,625
    15,900  Electronic Data Systems Corp.                              746,306
                                                             -----------------
                                                                     2,548,931
                                                             -----------------
INTERNET - 1.0%
    68,800  America Online, Inc.(+)                                  3,469,584
    30,700  E*trade Group Inc.(+)                                      447,069
    17,000  Yahoo! Inc.(+)                                             996,625
                                                             -----------------
                                                                     4,913,278
                                                             -----------------
                                                                    43,817,154
                                                             -----------------
TELECOMMUNICATIONS - 6.3%
TELEPHONE - 5.5%
   101,050  AT&T Corp.                                               2,343,097
    40,800  BellSouth Corp.                                          1,971,150
    10,900  BroadWing Inc.(+)                                          307,925
    37,835  Global Crossing Ltd.(+)                                    893,852

SHARES/PRINCIPAL AMOUNT                                                  VALUE
-------------------------------------------------------------------------------

    84,104  Qwest Communications International Inc.(+)           $   4,089,557
   130,386  SBC Communications Inc.                                  7,521,641
   102,976  Verizon Communications                                   5,953,300
    16,200  Williams Communications Group Inc.(+)                      296,663
   135,453  WorldCom, Inc.(+)                                        3,217,009
                                                                --------------
                                                                    26,594,194
                                                                --------------
WIRELESS TELECOMMUNICATIONS - 0.8%
    48,100  Nextel Communications, Inc.(+)                            1,848,844
    49,800  Sprint Corp. (PCS Group)(+)                               1,898,625
                                                                ---------------
                                                                      3,747,469
                                                                ---------------
                                                                     30,341,663
                                                                ---------------
UTILITIES - 2.7%
ELECTRICAL UTILITY - 2.4%
    44,300  C P & L Energy Inc.                                       1,785,844
    51,200  DTE Energy Company                                        1,849,600
    21,200  Dynegy Inc. Cl A                                            981,825
    90,600  Entergy Corp.                                             3,471,112
    10,800  FPL Group, Inc.                                             712,800
    16,600  NiSource Inc.                                               413,963
    28,900  Pinnacle West Capital Corp.                               1,255,344
    23,500  Texas Utilities Co.                                         870,969
    22,100  Wisconsin Energy Corp.                                      415,756
                                                              -----------------
                                                                     11,757,213
                                                              -----------------
GAS & WATER UTILITIES - 0.3%
     6,700  Columbia Energy Group                                       481,981
    13,200  El Paso Energy Corporation                                  827,475
                                                              -----------------
                                                                      1,309,456
                                                              -----------------
                                                                     13,066,669
                                                              -----------------
TOTAL COMMON STOCKS                                                 477,693,376
                                                              -----------------
   (Cost $422,981,687)

SHORT-TERM INVESTMENTS - 0.0%(Z)
INVESTMENT COMPANIES - 0.0%(Z)
  $208,796  J.P. Morgan Institutional Prime
                    Money Market Fund*                                  208,796
                                                              -----------------
   (Cost $208,796)
TOTAL INVESTMENT SECURITIES - 100.0%                               $477,902,172
                                                              =================
   (Cost $423,190,483)

ADR - American Depositary Receipt
(i) Foreign security.
(z) Category is less than 0.05% of total investment securities.
* Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc. (+) Non-income producing security.


The Accompanying Notes are an Integral Part of the Financial Statements.
  9

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investments at Value (Cost $423,190,483)                            $477,902,17
Receivable for Investments Sold                                       3,754,842
Dividend And Interest Receivable                                        307,450
Receivable for Expense Reimbursement                                     60,647
Deferred Organization Expenses                                           11,236
Prepaid Trustees' Fees and Expenses                                       1,226
Prepaid Expenses and Other Assets                                         1,490
                                                                    -----------
TOTAL ASSETS                                                        482,039,063
                                                                    -----------
LIABILITIES
Payable for Capital Shares Redeemed                                   3,474,239
Payable for Investments Purchased                                       678,849
Advisory Fee Payable                                                    139,071
Administration Service Fee Payable                                       19,018
Fund Services Fee Payable                                                   332
Administration Fee Payable                                                  106
Accrued Expenses and Other Liabilities                                  171,877
                                                                    ------------
TOTAL LIABILITIES                                                     4,483,492
                                                                    ------------
NET ASSETS
Applicable to 25,301,992 Shares Outstanding                          $477,555,57
                                                                    ============
Net Asset Value, Offering and Redemption Price per Share
      (par value $0.001, unlimited shares authorized)                   $18.87
                                                                    ============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $447,758,99
Undistributed Net Investment Income                                     277,091
Accumulated Net Realized Loss on Investments                        (25,192,207
Net Unrealized Appreciation of Investments                           54,711,689
                                                                    ------------
NET ASSETS                                                          $477,555,57
                                                                    ============

    The Accompanying Notes are an Integral Part of the Financial Statements.
10

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $41,953)         $ 5,652,13
Dividend Income from Affiliated Investment
  (Includes Reimbursement from
  Affiliate of $450)                                                   137,155
Interest Income                                                         12,104
                                                                    ----------
   Investment Income                                                 5,801,398
                                                                    ----------
EXPENSES
Advisory Fee                                                         1,528,039
Shareholder Servicing Fee                                              436,582
Administrative Service Fee                                             212,348
Custody Fee                                                            118,043
Distribution Fee                                                        81,233
Registration Fee                                                        51,616
Professional Fee                                                        35,646
Transfer Agent Fee                                                      33,786
Fund Accounting Expenses                                                15,000
Printing Expenses                                                       13,935
Amortization of Organization Expenses                                    8,974
Fund Services Fee                                                        6,796
Trustees' Fees and Expenses                                              5,422
Administration Fee                                                       2,868
Miscellaneous                                                           20,709
                                                                    ----------
   Total Expenses                                                    2,570,997
Less: Reimbursement of Expenses                                       (168,975)
                                                                    -----------
   Net Expenses                                                      2,402,022
                                                                    ----------
NET INVESTMENT INCOME                                                3,399,376
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED LOSS ON INVESTMENT TRANSACTIONS                        (12,344,341
                                                                    -----------
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENT TRANSACTIONS     22,469,985
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $13,525,020
                                                                    ===========

The Accompanying Notes are an Integral Part of the Financial Statements.
 11

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31

INCREASE IN NET ASSETS                                                            2000                   1999
FROM OPERATIONS
Net Investment Income                                                       $    3,399,376         $    2,026,145
Net Realized Gain (Loss) on Investment Transactions                            (12,344,341)             5,504,441
Net Change in Unrealized Appreciation of Investments                            22,469,985             23,577,000
                                                                            -----------------      --------------
     Net Increase in Net Assets Resulting from Operations                       13,525,020             31,107,586
                                                                            -----------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                           (3,269,243)           (1,951,938)
                                                                            ------------------     --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                               222,245,129            240,877,080
Reinvestment of Distributions                                                    2,630,629              1,755,496
Cost of Shares of Beneficial Interest Redeemed                                 (98,563,565)          (21,124,989)
Service Charge                                                                     176,024                 69,176
                                                                            ------------------     --------------
     Net Increase from Transactions in Shares of Beneficial Interest           126,488,217            221,576,763
                                                                            ------------------     --------------
     Total Increase in Net Assets                                              136,743,994            250,732,411
                                                                            ------------------     --------------
NET ASSETS
Beginning of Year                                                              340,811,577             90,079,166
                                                                            ------------------     --------------
End of Year                                                                   $477,555,571           $340,811,577
                                                                            ==================     ==============
Undistributed Net Investment Income                                               $277,091               $146,958
                                                                            ==================     ===============
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                              11,739,854             13,695,586
Reinvestment of Distributions                                                      141,108                 99,366
Shares of Beneficial Interest Redeemed                                          (5,312,786)           (1,184,208)
                                                                           -------------------     --------------
Net Increase in Shares of Beneficial Interest                                    6,568,176             12,610,744
                                                                           ===================     ==============

   The Accompanying Notes are an Integral Part of the Financial Statements.
12

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD ARE AS FOLLOWS:

                                                                                            FOR THE PERIOD
                                                                                           JANUARY 30, 1997
                                                                                          (COMMENCEMENT OF
                                                                                          OPERATIONS) THROUGH
                                                       FOR THE YEARS ENDED OCTOBER 31         OCTOBER 31,
                                                       2000         1999         1998             1997
                                                     -------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD       $18.19         $14.71       $12.08           $10.00
                                                     -------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.15          0.15         0.11              0.06
Net Realized and Unrealized Gain on Investments       0.68          3.48         2.68              2.02
                                                     -------------------------------------------------------------
Total from Investment Operations                      0.83          3.63         2.79              2.08
                                                     -------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.15)        (0.15)       (0.16)               -
                                                     -------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD             $18.87         $18.19       $14.71           $12.08
                                                     =============================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                          4.54%        24.72%       23.26%            20.80%(a)
Net Assets, End of Period (in thousands)             $477,556     $340,812      $90,079           $12,026
Ratios to Average Net Assets
Net Expenses                                          0.55%         0.55%        0.55%             0.55%(b)
   Net Investment Income                              0.78%         0.94%        0.97%             1.19%(b)
   Expenses Without Reimbursement                     0.59%         0.65%        1.02%             4.59%(b)
Portfolio Turnover                                     51%           40%          57%               35%

(a) Not annualized.
(b) Annualized.


The Accompanying Notes are an Integral Part of the Financial Statements.
  13

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization--J.P. Morgan Institutional Tax Aware Disciplined Equity Fund (the "Fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The Fund is a no-load and diversified, open-end management investment company. The Fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, Institutional Shares and Select Shares. Currently the Fund only offers Institutional Shares. The Fund commenced operations on January 30, 1997. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    Security Valuations--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Security Transactions--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Investment Income--Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or at the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    Organization Expenses--The Fund incurred organization expenses in the amount of $47,567, which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    Distributions to Shareholders--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are declared and paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    Advisory--The Trust, on behalf of the Fund, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Fund pays JPMIM at an annual rate of 0.35% of the Fund's average daily net assets.

    The Fund may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Fund investment in an affiliated money market fund.

    Administrative Services--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor,

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extraordinary items) of the Fund at no more than 0.55% of the average daily net assets of the Fund. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001, at the option of J.P. Morgan.

    Administration--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    Shareholder Servicing--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.

    Fund Services--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Fund represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $1,300.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized appreciation was $54,209,995, based on the aggregate cost of investments for federal income tax purposes of $423,692,177, which consisted of unrealized appreciation of $82,940,557 and unrealized depreciation of $28,730,562.

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $24,690,513 of which $802,394 expires in 2006 and $23,888,119 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000, the following reclassifications were made: paid-in-capital was increased by $11,945,931 and accumulated realized loss was decreased by $11,945,931. Net investment income, net realized gains and net assets were not affected by this change. This reclassification is the result of gains on securities redeemed in kind that were treated as realized gains for financial statement purposes, but were not recognized for tax purposes.

J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended October 31, 2000, the Fund purchased $347,886,340 of investment securities and sold $219,530,299 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
5. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

--------------------------------------------------------------------------------
6. CONCENTRATIONS OF CREDIT RISK

YEARS SINCE PURCHASE                                PERCENTAGE OF CASH PROCEEDS
Shares held for less than one year                                  1%
Shares held one year or longer                                     None

Effective July 30, 2000 redemptions are no longer subject to a service charge

    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

    Redemptions may have been subject to service charges, retained by the Fund in accordance with the following schedule:

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

================================================================================
TAX INFORMATION NOTICE (UNAUDITED)
    For corporate taxpayers 91.88% of the ordinary income distributions paid during the fiscal year ended October 31, 2000 qualify for the corporate dividends received deduction.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Trustees and Shareholders of
J.P. Morgan Tax Aware Disciplined Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Tax Aware Disciplined Equity Fund (one of the Funds comprising the J.P. Morgan Series Trust, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

NOTES
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18

NOTES
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                                                                             19

NOTES
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20

[back cover]

J.P. MORGAN INSTITUTIONAL FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Treasury Money Market Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Market Neutral:
           Institutional Shares
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Large Cap Growth Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Aware Disciplined Equity Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       SmartIndex(tm) Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan
           Institutional Funds, call J.P.
           Morgan Funds Services at (800) 766-7722.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                    MAILING
500 Stanton Christiana Road                                   INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23764   1000